                                                                    Exhibit 24.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-72650 on Form S-8 and Registration Statement No. 33-98712 on Form S-3 of M~Wave, Inc. of our report dated February 17, 1997, appearing in the Annual Report on Form 10-K of M~Wave, Inc. for the year ended December 31, 1997.








DELOITTE & TOUCHE  LLP



Chicago, Illinois
March 25, 1997


                                       46